UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2004


                                GSI LUMONICS INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


     New Brunswick, Canada                                  No. 98-0110412
     ---------------------      ----------------            --------------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of  incorporation)                                    Identification No.)


        39 Manning Road, Billerica, MA                           01821
        ------------------------------                           -----
  (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:  (978) 439-5511


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

Item 5.  Other Events
---------------------

         On April 12, 2004, GSI Lumonics Inc. ("GSI") issued a press release announcing the execution of an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 12, 2004 by and among GSI, Motion Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of GSI, and MicroE Systems Corp., a Delaware corporation ("MicroE"), providing for the acquisition of MicroE by GSI. A copy of the Merger Agreement is attached as
Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------


(c) Exhibits

2.1 Agreement and Plan of Merger dated as of April 12, 2004 by and among GSI Lumonics Inc., Motion Acquisition Corporation and MicroE Systems Corp.

99.1  Press Release dated April 12, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GSI LUMONICS INC.


                                            By: /s/ Thomas R. Swain
                                                ------------------------------
                                               Thomas R. Swain
                                               Vice President, Finance and
                                               Chief Financial Officer

                                            Date:  April 12, 2004

                                  EXHIBIT INDEX

Exhibit No.      Description

2.1 Agreement and Plan of Merger dated as of April 12, 2004 by and among GSI Lumonics Inc., Motion Acquisition Corporation and MicroE Systems Corp.

99.1             Press Release dated April 12, 2004